PBHG FUNDS
                           PBHG INSURANCE SERIES FUND

                    Prospectus Supplement Dated June 22, 2004

This Supplement updates certain information contained in the currently effective prospectuses for all share classes of PBHG Funds, and supercedes and replaces the information added to the prospectus section entitled "The Investment Adviser and Sub-advisers" in the supplement to such prospectuses filed on February 4, 2004. This Supplement also updates certain information contained in the prospectus dated May 1, 2004 for the PBHG Insurance Series Fund (PBHG Funds and PBHG Insurance Series Fund are collectively, the "Fund"), and supercedes and replaces the fifth through thirteenth paragraphs under the section entitled "The Investment Adviser and Sub-adviser" on pages 29 and 30 of such prospectus. You should retain your prospectus and all supplements for future reference. You may obtain an updated copy of the applicable prospectus, as supplemented, free of charge, at www.PBHGfunds.com or by calling 1-800-433-0051 for PBHG Funds and by calling 1-800-347-9256 for PBHG Insurance Series Fund.

The following information is added to "The Investment Adviser & Sub-adviser" section of each prospectus:

On June 21, 2004, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all charges related to "market timing" activity in the PBHG Funds. In the settlements, Pilgrim Baxter, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Pilgrim Baxter to pay $40 million in disgorgement and $50 million in civil penalties, and effective October 1, 2004, to reduce management fees for all of the Fund's portfolios by at least 3.16%. The management fee reduction will result in an aggregate reduction of approximately $10 million over the next five years. Pilgrim Baxter, and not the Fund or the Fund's shareholders, will bear all the costs of complying with the settlements, including restitution, civil penalties, and associated fees related to these regulatory proceedings. Pilgrim Baxter has also agreed that it and its affiliates shall not directly or indirectly assess any fee or charge to any Fund portfolio or its shareholders to defray, recoup or reimburse any such payments, including the reduction in management fees.

The settlements require Pilgrim Baxter to operate in accordance with enhanced corporate governance policies and practices.

Further information regarding the specific details set forth in the settlement agreements is set forth under "Settlements and Pending Litigation" in the Fund's statements of additional information.

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We understand that to date the SEC and NYAG have not settled the action they brought against Pilgrim Baxter's former principals relating to "market timing" activities. The former principals have not been associated with Pilgrim Baxter since November 2003, and Pilgrim Baxter cannot comment on the outcome of the charges against these individuals or the resulting impact of any potential future settlement on the PBHG Funds.

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In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds portfolios, Pilgrim Baxter and certain related parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On February 20, 2004, the Federal Multi-District Litigation Panel (the "Panel") issued an order centralizing hundreds of cases involving allegations of market timing and/or late trading in the mutual fund industry for administration in the District of Maryland. All of the cases brought against Pilgrim Baxter have been designated as "tag-along" cases and have been transferred to the Maryland U.S. District Court.

More detailed information regarding the lawsuits is provided in the Fund's statements of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against PBHG Funds, Pilgrim Baxter and related parties in the future. Information about any similar lawsuits will be provided for in the Fund's prospectuses or statements of additional information.

Any potential resolution of these lawsuits may include, but not be limited to, judgments or settlements for damages against Pilgrim Baxter, the Fund or any named defendant. In the event the Fund incurs any losses, costs or expenses in connection with such lawsuits, the Fund's Board of Trustees may pursue claims on behalf of the affected Fund portfolios against any party that may have liability to the Fund in respect thereof.

On May 20, 2004, Olga Menyhart, who claims to be a shareholder of the PBHG Growth Fund and PBHG Emerging Growth Fund (the "Portfolios"), filed suit in the United States District Court for the Middle District of Florida against Pilgrim Baxter, PBHG Fund Distributors, the Fund's distributor, and PBHG Fund Services, the Fund's administrator (together, Pilgrim Baxter, PBHG Fund Distributors and PBHG Fund Services are the "Pilgrim Baxter Entities"). The action is a derivative action brought by the plaintiff on behalf of the Portfolios pursuant to Sections 36(b) and 12(b) under the Investment Company Act of 1940, as amended (the "1940 Act"). The complaint alleges the Pilgrim Baxter Entities received fees under the PBHG Funds' investment advisory agreements and the PBHG Funds'

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12b-1 Plans in violation of Sections 12(b) and 36(b) under the 1940 Act. The plaintiff is seeking to (i) rescind the PBHG Funds' investment advisory agreements with Pilgrim Baxter and the PBHG Funds' 12b-1 Plans; (ii) to recover either the total fees charged by the Pilgrim Baxter Entities or excess profits received by the Pilgrim Baxter Entities; and/or (iii) recover other excessive compensation received by, or improper payments wrongfully retained by, the Pilgrim Baxter Entities in breach of their fiduciary duties under the 1940 Act.